UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2018

Care.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36269	20-5785879
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 Fourth Avenue, Fifth Floor Waltham, MA 02451 (Address of principal executive offices) (Zip Code)

(781) 642-5900 (Registrant’s telephone number, include area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new of revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. [X]

EXPLANATORY NOTE

On May 8, 2018, Care.com, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report the Company’s financial results for the first quarter ended on March 31, 2018. This Amendment No. 1 (the "Amendment") to the Report corrects the date of report originally stated on the cover page of the Report as October 31, 2017. The cover page of this Amendment correctly states the date of report as May 8, 2018.
The Amendment also amends Items 2.02 and 9.01 of the Report to correct the understated number of Paying families - US Consumer Business as of the period ended March 31, 2018 reflected in the Supplemental Data to the press release furnished as Exhibit 99.1 to the Report. The corrected Supplemental Data table is as follows:

Care.com, Inc.
Supplemental Data
(in thousands, except monthly average revenue per paying family)

	Period Ended
	March 31, 2018	April 1, 2017
Total members	28,420	24,030
Total families	16,195	13,593
Total caregivers	12,225	10,437

Paying families - US Consumer Business	318	292

	Period Ended
	March 31, 2018	April 1, 2017
Monthly average revenue per paying family
US Consumer Business	$40	$41

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2018	By:	/s/ MICHAEL ECHENBERG
Michael Echenberg
Executive Vice President and Chief Financial Officer